EXHIBIT 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE
05-08

Contacts:	James Haddox, CFO	Ken Dennard / ksdennard@drg-e.com
	Reba Reid	Lisa Elliott / lelliott@drg-e.com
	Quanta Services, Inc.	DRG&E
	713-629-7600	713-529-6600

QUANTA SERVICES UPDATES COMPANY PROFILE

HOUSTON – June 1, 2005 – Quanta Services, Inc. (NYSE: PWR) today announced that it has updated its “Company Profile” document, which includes discussion of Quanta’s performance, goals and strategies, operations, industry information and peer analysis, historical financial information, recent results and guidance, and corporate governance information, among other topics. The “Company Profile” can be found on the company’s website at www.quantaservices.com and will be furnished on Form 8-K to the Securities and Exchange Commission.

     The “Company Profile” is being published and updated by Quanta to provide more disclosure and transparency to the investment community regarding Quanta’s operations, goals, industry dynamics and conditions.

     Quanta Services, Inc. is a leading provider of specialized contracting services, delivering end-to-end network solutions for the electric power, gas, telecommunications and cable television industries. The company’s comprehensive services include designing, installing, repairing and maintaining network infrastructure nationwide.

This press release contains forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to projected revenues and earnings per share and other financial and operating results, capital expenditures, growth in particular markets, strategies, expectations, intentions, plans, future events, performance, underlying assumptions, and other statements that do not relate strictly to historical or current facts. Although Quanta’s management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. These statements can be affected by inaccurate assumptions and by a variety of risks and uncertainties, including, among others, quarterly variations in operating results due to seasonality and adverse weather conditions; adverse changes in economic conditions in relevant markets; the ability to effectively compete for market share; beliefs and assumptions about the collectibility of receivables; the inability of customers to pay for services; the financial distress of Quanta’s casualty insurance carrier that may require payment for losses that would otherwise be insured; liabilities for claims that are self-insured or for claims that Quanta’s casualty insurance carrier fails to pay; potential liabilities relating to occupational health and safety matters; estimates relating to the use of percentage-of-completion accounting; dependence on fixed price contracts; rapid technological and structural changes that could reduce the demand for services; the ability to obtain performance bonds; cancellation provisions within contracts; the replacement of contracts as they are completed or expire; the ability to effectively integrate the operations of subsidiaries; retention of key personnel and qualified employees; the impact of a unionized workforce on operations and the ability to complete future acquisitions; growth outpacing infrastructure; potential exposure to environmental liabilities; requirements relating to governmental regulation; the ability to meet the requirements of the Sarbanes-Oxley Act of 2002; the cost of borrowing, availability of credit, debt covenant compliance and other factors affecting financing activities; the ability to generate internal growth; and the adverse impact of goodwill impairments. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Quanta disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of these risks, uncertainties and assumptions, investors are urged to refer to Quanta’s reports filed with the Securities and Exchange Commission.

####